UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022 (February 8, 2022)

QUANERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39222	88-0535845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

433 Lakeside Drive Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

(408) 245-9500

(Registrant’s telephone number, including area code)

CITIC Capital Acquisition Corp.

28/F CITIC Tower

1 Tim Mei Avenue

Central, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	QNGY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	QNGY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 8, 2022, Quanergy Systems, Inc., a Delaware corporation (the “Company”) (f/k/a CITIC Capital Acquisition Corp. (“CCAC”)), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Business Combination under Items 3.03, 5.03, 5.05, 7.01 and 9.01 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment No. 1 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 3 - Organizational Documents Proposal (“Proposal No. 3”), Proposal No. 4 - Advisory Organizational Documents Proposal A (“Proposal No. 4A”), Advisory Organizational Documents Proposal B (“Proposal No. 4B”), Advisory Organizational Documents Proposal C (“Proposal No. 4C”), Advisory Organizational Documents Proposal D (“Proposal No. 4D”), Advisory Organizational Documents Proposal E (“Proposal No. 4E”), Advisory Organizational Documents Proposal F (“Proposal No. 4F”) and Advisory Organizational Documents Proposal G (“Proposal No. 4G”), each of which is described in greater detail in the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on February 7, 2022 includes the amendments proposed by Proposal No. 3, Proposal No. 4A, Proposal No. 4B, Proposal No. 4C, Proposal No. 4D, Proposal No. 4E, Proposal No. 4F and Proposal No. 4G. On June 21, 2021, the board of directors of CCAC approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Description of Quanergy Pubco Securities” and “Comparison of Corporate Governance and Shareholder Rights” beginning on page 328 and page 325 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on February 8, 2022, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at https://quanergy.com/about/investors/.

Item 7.01. Regulation FD.

On February 8, 2022, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is filed hereto as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Amendment No. 1 will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of June 22, 2021, by and among CITIC Capital Acquisition Corp., CITIC Capital Merger Sub Inc., and Quanergy Systems, Inc. (incorporated by reference to Exhibit 2.1 of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on June 22, 2021).

2.2	First Amendment to Agreement and Plan of Merger, dated as of June 28, 2021, by and among CITIC Capital Acquisition Corp., CITIC Capital Merger Sub Inc., and Quanergy Systems, Inc. (incorporated by reference to Exhibit 2.1 of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on June 28, 2021).

2.3	Second Amendment to Agreement and Plan of Merger, dated as of November 15, 2021, by and among CITIC Capital Acquisition Corp., CITIC Capital Merger Sub Inc. and Quanergy Systems, Inc (incorporated by reference to Exhibit 2.1 of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on November 14, 2021).

2.4	Third Amendment to Agreement and Plan of Merger, dated as of December 26, 2021, by and among CITIC Capital Acquisition Corp., CITIC Capital Merger Sub Inc. and Quanergy Systems, Inc. (incorporated by reference to Exhibit 2.1 of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on December 27, 2021).

3.1	Certificate of Incorporation of Quanergy Systems, Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on February 14, 2022).

3.2	Bylaws of Quanergy Systems, Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed on February 14, 2022).

4.1	Warrant Agreement, dated February 10, 2021, between CITIC Capital Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39463), filed with the SEC on February 13, 2020).

4.2	Form of Warrant Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on February 14, 2022).

4.3	Form of Class A Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed on February 14, 2022).

4.4	Form of Warrant Certificate of the Company issued pursuant to the GEM Agreement (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed on February 14, 2022).

10.1	Sponsor Support Agreement, dated June 21, 2021, by and among CITIC Capital Acquisition Corp., CITIC Capital Acquisition LLC and Quanergy Systems, Inc. (incorporated by reference to Exhibit 10.2 of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on June 22, 2021).

10.2	Support Agreement, dated June 21, 2021, by and among CITIC Capital Acquisition Corp., Quanergy Systems, Inc., and certain other stockholders of Quanergy Systems, Inc. (incorporated by reference to Exhibi10.3of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on June 22, 2021).

Exhibit Number	Description

10.3	Form of Subscription Agreement, by and between CITIC Capital Acquisition Corp.and the subscriber party thereto (incorporated by reference to Exhibit 10.1 of CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on June 22, 2021).

10.4	Amended and Restated Registration Rights Agreement, by and among Quanergy Systems, Inc. and the holders party thereto (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 14, 2022).

10.5	Share Purchase Agreement, dated December 12, 2021, between CITIC Capital Acquisition Corp., GEM Global Yield LLC SCS and GEM Yield Bahamas Ltd. (incorporated by reference to Exhibit 10.5 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4/A (File No. 333-257962), filed with the SEC on December 13, 2021).

10.6	Amendment No. 1 to Share Purchase Agreement, dated January 31, 2022, between CITIC Capital Acquisition Corp., GEM Global Yield LLC SCS and GEM Yield Bahamas Ltd. (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on February 14, 2022).

10.7	Registration Rights Agreement, dated December 12, 2021, between CITIC Capital Acquisition Corp., GEM Global Yield LLC SCS and GEM Yield Bahamas Ltd. (incorporated by reference to Exhibit 10.6 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4/A (File No. 333-257962), filed with the SEC on December 13, 2021).

10.8+	Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.8(a)+*	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5(a) of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.8(b)+*	Form of International Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5(b) of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.8(c)+*	Form of Incentive Stock Option Agreement under the Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5(c) of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.8(d)+	Form of PRC Resident Incentive Stock Option Agreement under the Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5(d) of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.8(e)+	Form of Nonstatutory Stock Option Agreement under the Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5(e) of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.8(f)+	Form of International Nonstatutory Stock Option Agreement under the Quanergy Systems, Inc. Amended 2013 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5(f) of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

Exhibit Number	Description

10.9+	Quanergy Systems, Inc. Amended and Restated Retention Plan (incorporated by reference to Exhibit 10.6 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.10+	Quanergy Systems, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on February 14, 2022).

10.10(a)	Form of Stock Option Agreement under the Quanergy Systems, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.10(a) to the Current Report on Form 8-K filed on February 14, 2022).

10.10(b)*	Form of Restricted Stock Unit Agreement under the Quanergy Systems, Inc. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.10(b) to the Current Report on Form 8-K filed on February 14, 2022).

10.11+*	Quanergy Systems, Inc. 2022 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on February 14, 2022).

10.12	Form of Warrant to Purchase Common Stock (incorporated by reference to Exhibit 10.9 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.13	Warrant to Purchase Common Stock, dated June 21, 2021, issued to Sensata Technologies, Inc (incorporated by reference to Exhibit 10.10 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.14	Letter Agreement, dated February 10, 2020, by and among CITIC Capital Acquisition Corp., its executive officers and directors and CITIC Capital Acquisition LLC (incorporated by reference to Exhibit 10.1 to CITIC Capital Acquisition Corp.’s Current Report on Form 8-K (File No. 001-39222), filed with the SEC on February 13, 2020).

10.15+	Offer letter by and between Quanergy Systems, Inc. and Tianyue Yu dated January 9, 2013 (incorporated by reference to Exhibit 10.16 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.16+	Retention letter by and between Quanergy Systems, Inc. and Tianyue Yu dated September 27, 2018 (incorporated by reference to Exhibit 10.17 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.17+	Offer letter by and between Quanergy Systems, Inc. and Enzo Signore dated June 11, 2019 (incorporated by reference to Exhibit 10.18 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.18+	Amended Offer letter by and between Quanergy Systems, Inc. and Patrick Archambault dated August 1, 2019 (incorporated by reference to Exhibit 10.19 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.19+	Offer letter by and between Quanergy Systems, Inc. and Kevin Kennedy dated March 14, 2020 (incorporated by reference to Exhibit 10.20 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.20+	Offer letter by and between Quanergy Systems, Inc. and Bradley James Sherrard dated October 14, 2020 (incorporated by reference to Exhibit 10.21 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

Exhibit Number	Description

10.21+	Form of Quanergy Systems, Inc. Indemnification Agreement (incorporated by reference to Exhibit 10.22 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.22	Standard SubLease Multi-Tenant Lease by and between Infortrend Corporation and Quanergy Systems, Inc., dated July 12, 2017 (incorporated by reference to Exhibit 10.23 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.23	Addendum A to Standard SubLease Multi-Tenant Lease by and between Infortrend Corporation and Quanergy Systems, Inc., dated July 12, 2017 (incorporated by reference to Exhibit 10.24 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

10.24	Addendum B to Standard SubLease Multi-Tenant Lease by and between Infortrend Corporation and Quanergy Systems, Inc., dated January 25, 2018 (incorporated by reference to Exhibit 10.25 of CITIC Capital Acquisition Corp.’s Current Report on Form S-4 (File No. 333-257962), filed with the SEC on July 17, 2021).

16.1	Letter from WithumSmith+Brown, PC to the SEC, dated February 14, 2022 (incorporated by reference to Exhibit 16.1 to the Current Report on Form 8-K filed on February 14, 2022).

21.1	List of Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Current Report on Form 8-K filed on February 14, 2022).

99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on February 14, 2022).

99.2	Press Release dated February 8, 2022 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed on February 14, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant hereby agrees to furnish a copy of any omitted exhibits and schedules to the SEC upon its request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2022

QUANERGY SYSTEMS, INC.

By:	/s/ Patrick Archambault
Patrick Archambault
Chief Financial Officer